FLAHERTY & CRUMRINE DYNAMIC PREFERRED AND INCOME FUND

To the Shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund (“DFP”):

Despite general weakness in most fixed-income markets (e.g., investment-grade corporate bonds), attributable mostly to higher benchmark interest rates, preferred securities performed reasonably well on a relative basis. Total return1 on net asset value (“NAV”) for the first fiscal quarter2 was -0.6%, while total return on market price was -5.4%.

The U.S. economy remains on solid footing, with most economists forecasting faster growth in 2018. Inflation has remained in check thus far, and modest wage growth and strong business investment suggest that faster economic growth can be accommodated without the economy overheating. Faster economic growth combined with optimism around tax reform has caused interest rates to move modestly higher. Tax reform should be supportive of growth and investment, but much of it will be deficit-financed and could result in higher Treasury rates as government borrowing increases.

Investors often associate higher long-term interest rates with lower prices for preferred securities, and to some extent this is true. However, sensitivity of the Fund’s preferred portfolio to benchmark interest rates is much lower today than it was ten years ago. That is primarily attributable to larger holdings of fixed-to-floating rate securities relative to traditional fixed-for-life preferreds. Including these securities in a portfolio (~83% as of 2/28/2018) reduces sensitivity to benchmark interest rates. Moderate interest-rate sensitivity, along with a tightening of preferred credit spreads during the quarter, offset much of the weakness experienced by other fixed-income asset classes.

Most of the portfolio experienced credit-spread tightening as noted above, but one area of mixed performance was the energy sector, notably master limited partnerships (MLPs). The MLP industry appears to be in transition. The traditional MLP structure has struggled to meet investor expectations, leading some to collapse partnership structures into simpler organizations. Lower corporate tax rates from recent tax reform may accelerate that trend. While a simpler structure should benefit preferred investors over time, many MLPs issued preferreds in the last few months, causing yields to increase as concessions were offered to entice demand. Importantly, individual MLPs are in various stages of transition, and we remain comfortable with the level of MLP exposure in the Fund’s portfolio (~8.5% as of 2/28/2018). Many of the MLPs held by the Fund are among the strongest credits in the sector and a step ahead of peers in navigating these rough waters.

The Fund’s dividend rate was reduced during the quarter to reflect changes in interest rates and credit spreads that have cumulated over time. Tightening by the Federal Reserve has raised short-term interest rates and, therefore, leverage cost, while lower preferred yields have gradually reduced portfolio income. The investment objective of the Fund is total return, with an emphasis on high current income, and we believe the Fund will continue to meet that objective – although distributable income may be reduced as we proceed through this economic cycle. Fund shareholders have benefited from years of record-low interest rates and low leverage costs, but rates have moved up as the economy has improved. We believe the Fund’s strategy of investing in preferred securities and using leverage to increase income will continue to produce a competitive distribution rate for shareholders. We encourage shareholders to read the Fund’s 2017 annual report for a more-thorough discussion of this important topic.

1 Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

2 December 1, 2017 — February 28, 2018

Market volatility is likely to increase from record-low levels as we move into later stages of this economic cycle, but we believe preferreds will continue to offer competitive performance. Their combination of credit quality and yield (much of which is tax-advantaged) will be difficult to replicate in other fixed-income asset classes.

As always, we encourage you to visit the Fund’s website, www.preferredincome.com, for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

March 31, 2018

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OVERVIEW February 28, 2018 (Unaudited)

Fund Statistics
Net Asset Value	$25.67
Market Price	$24.56
Discount	4.32%
Yield on Market Price	7.23%
Common Stock Shares Outstanding	19,161,549

Security Ratings**	% of Net Assets†
A	0.2%
BBB	49.1%
BB	36.5%
Below “BB”	2.1%
Not Rated***	10.4%

Portfolio Rating Guidelines	% of Net Assets†
Security Rated Below Investment Grade By All****	36.7%
Issuer or Senior Debt Rated Below Investment Grade by All*****	2.7%

**Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.

***Excludes common stock and money market fund investments and net other assets and liabilities of 1.7%.

****Security rating below investment grade by all of Moody’s, Standard & Poor’s, and Fitch Ratings.

*****Security rating and issuer’s senior unsecured debt or issuer rating are below investment grade by all of Moody’s, S&P, and Fitch. The Fund’s investment policy currently limits such securities to 20% of Net Assets.

Industry Categories*	% of Net Assets†

Utilities 4.7%
Communication 0.4%
REITs 0.1%
Energy 8.4%
Other 2.7%
Insurance 20.4%
Banking & Financial Services 63.2%

*Categories may not sum to 100% due to rounding.

Top 10 Holdings by Issuer	% of Net Assets†
Citigroup Inc	4.6%
Morgan Stanley	4.4%
Bank of America Corporation	4.1%
MetLife Inc	4.1%
PNC Financial Services Group Inc	4.0%
Liberty Mutual Group	3.5%
JPMorgan Chase & Co	3.1%
Lloyds Banking Group PLC	3.1%
Fifth Third Bancorp	2.8%
Enbridge Energy Partners	2.7%

% of Net Assets******†
Holdings Generating Qualified Dividend Income (QDI) for Individuals	65%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	49%

******This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.

†Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS February 28, 2018 (Unaudited)

Shares/$ Par		Value

Preferred Securities§ — 95.9%
Banking — 60.7%
$1,738,000	Australia & New Zealand Banking Group Ltd., 6.75% to 06/15/26 then ISDA5 + 5.168%, 144A****	$1,905,283	**(2)
	Banco Bilbao Vizcaya Argentaria SA:
$7,000,000	6.125% to 11/16/27 then SW5 + 3.87%	7,140,000	**(1)(2)
$1,200,000	9.00% to 05/09/18 then SW5 + 8.262%, 144A****	1,214,328	**(2)
$1,660,000	Banco Mercantil del Norte SA, 7.625% to 01/06/28 then T10Y + 5.353%, 144A****	1,811,807	**(2)
	Bank of America Corporation:
40,000	6.00%, Series EE	1,053,600	*
$1,800,000	6.30% to 03/10/26 then 3ML + 4.553%, Series DD	1,980,000	*(1)
$9,107,000	6.50% to 10/23/24 then 3ML + 4.174%, Series Z	9,996,754	*(1)
$3,350,000	3ML + 3.63%, 5.3969%(3), Series K	3,379,313	*(1)
$14,105,000	8.125% to 05/15/18 then 3ML + 3.64%, Series M	14,334,206	*(1)
$8,378,000	Barclays Bank PLC, 7.875% to 03/15/22 then SW5 + 6.772%, 144A****	9,056,660	**(1)(2)
	BNP Paribas:
$11,200,000	7.375% to 08/19/25 then SW5 + 5.15%, 144A****	12,474,000	**(1)(2)
$2,000,000	7.625% to 03/30/21 then SW5 + 6.314%, 144A****	2,180,000	**(2)
	Capital One Financial Corporation:
3,645	6.00%, Series B	92,765	*
25,700	6.00%, Series H	678,994	*
66,679	6.70%, Series D	1,780,329	*(1)
	Citigroup, Inc.:
1,191,837	6.875% to 11/15/23 then 3ML + 4.13%, Series K	33,597,885	*(1)
24,371	7.125% to 09/30/23 then 3ML + 4.04%, Series J	699,935	*
$5,000,000	Citizens Financial Group, Inc., 5.50% to 04/06/20 then 3ML + 3.96%, Series A	5,145,000	*(1)
	CoBank ACB:
38,100	6.20% to 01/01/25 then 3ML + 3.744%, Series H, 144A****	4,083,367	*
3,450	6.25% to 10/01/22 then 3ML + 4.557%, Series F, 144A****	370,875	*
$550,000	6.25% to 10/01/26 then 3ML + 4.66%, Series I, 144A****	599,978	*
7,000	Compeer Financial ACA, 6.75% to 08/15/23 then 3ML + 4.58%, 144A****	7,560,000	*
$915,000	Credit Agricole SA, 7.875% to 01/23/24 then SW5 + 4.898%,144A****	1,023,656	**(2)
724,983	Fifth Third Bancorp, 6.625% to 12/31/23 then 3ML + 3.71%, Series I	20,843,261	*(1)
5,000	First Horizon National Corporation, 6.20%, Series A	127,691	*
	Goldman Sachs Group:
$2,000,000	5.00% to 11/10/22 then 3ML + 2.874%, Series P	1,950,240	*(1)
10,000	5.50% to 05/10/23 then 3ML + 3.64%, Series J	267,611	*
54,609	6.30%, Series N	1,461,883	*
531,522	6.375% to 05/10/24 then 3ML + 3.55%, Series K	14,871,986	*(1)
	HSBC Holdings PLC:
$1,000,000	6.00% to 05/22/27 then ISDA5 + 3.746%	1,024,000	**(1)(2)
$3,988,000	6.875% to 06/01/21 then ISDA5 + 5.514%	4,277,130	**(1)(2)
$4,458,000	HSBC Capital Funding LP, 10.176% to 06/30/30 then 3ML + 4.98%, 144A****	7,141,181	(1)(2)

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 28, 2018 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
Banking — (Continued)

	Huntington Bancshares, Inc.:
$3,200,000	5.700% to 04/15/23 then 3ML + 2.88%, Series E	$3,230,000	*
332,000	6.25%, Series D	8,987,240	*(1)
114,400	ING Groep NV, 6.375%	2,957,240	**(1)(2)
	JPMorgan Chase & Company:
$10,700,000	6.00% to 08/01/23 then 3ML + 3.30%, Series R	11,213,600	*(1)
$8,000,000	6.75% to 02/01/24 then 3ML + 3.78%, Series S	8,850,000	*(1)
$3,331,000	7.90% to 04/30/18 then 3ML + 3.47%, Series I	3,364,310	*(1)
283,700	KeyCorp, 6.125% to 12/15/26 then 3ML + 3.892%, Series E	7,903,939	*(1)
$14,022,000	Lloyds Banking Group PLC, 6.657% to 05/21/37 then 3ML + 1.27%, 144A****	16,300,575	**(1)(2)
$5,200,000	Lloyds TSB Bank PLC, 12.00% to 12/16/24 then 3ML + 11.756%, 144A****	6,786,629	(2)
$15,425,000	M&T Bank Corporation, 6.45% to 02/15/24 then 3ML + 3.61%, Series E	17,142,265	*(1)
$1,700,000	Macquarie Bank Ltd., 6.125% to 03/08/27 then SW5 + 3.703%, 144A****	1,734,000	**(2)
135,740	MB Financial, Inc., 6.00%, Series C	3,373,139	*(1)
	Morgan Stanley:
251,971	5.85% to 04/15/27 then 3ML + 3.491%, Series K	6,757,862	*(1)
674,994	6.875% to 01/15/24 then 3ML + 3.94%, Series F	19,190,079	*(1)
241,200	7.125% to 10/15/23 then 3ML + 4.32%, Series E	6,980,328	*(1)
549,300	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3ML + 3.821%, Series A	15,462,795	*(1)
35,000	People’s United Financial, 5.625% to 12/15/26 then 3ML + 4.02%, Series A	930,426	*
	PNC Financial Services Group, Inc.:
685,080	6.125% to 05/01/22 then 3ML + 4.067%, Series P	19,137,299	*(1)
$9,928,000	6.75% to 08/01/21 then 3ML + 3.678%, Series O	10,742,791	*(1)
$6,125,000	RaboBank Nederland, 11.00% to 06/30/19 then 3ML + 10.868%, 144A****	6,714,531	(1)(2)
627,170	Regions Financial Corporation, 6.375% to 09/15/24 then 3ML + 3.536%, Series B	17,301,488	*(1)
$4,825,000	Royal Bank of Scotland Group PLC: RBS Capital Trust II, 6.425% to 01/03/34 then 3ML + 1.9425%	5,910,625	**(1)(2)
	Societe Generale SA:
$8,200,000	7.375% to 09/13/21 then SW5 + 6.238%, 144A****	8,856,000	**(1)(2)
$5,000,000	8.00% to 09/29/25 then ISDA5 + 5.873%, 144A****	5,775,000	**(1)(2)
4,000	Sovereign Bancorp: Sovereign REIT, 12.00%, Series A, 144A****	4,980,000
	Standard Chartered PLC:
$5,835,000	7.50% to 04/02/22 then SW5 + 6.301%, 144A****	6,328,349	**(1)(2)
$4,000,000	7.75% to 04/02/23 then SW5 + 5.723%, 144A****	4,355,000	**(1)(2)
26,174	State Street Corporation, 5.90% to 03/15/24 then 3ML + 3.108%, Series D	713,241	*(1)
23,596	Sterling Bancorp, 6.50%, Series A	618,215	*
315,008	SunTrust Banks, Inc., 5.875%, Series E	7,944,502	*
43,095	US Bancorp, 6.50% to 01/15/22 then 3ML + 4.468%, Series F	1,212,525	*(1)
50,000	Valley National Bancorp, 6.25% to 06/30/25 then 3ML + 3.85%, Series A	1,382,000	*

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 28, 2018 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
Banking — (Continued)

	Wells Fargo & Company:
27,000	5.625%, Series Y	$679,374	*
180,300	5.85% to 09/15/23 then 3ML + 3.09%, Series Q	4,817,616	*(1)
759	7.50%, Series L	967,725	*
$13,025,000	7.98% to 06/15/18 then 3ML + 3.77%, Series K	13,252,938	*(1)
$3,700,000	Westpac Banking Corporation, 5.00% to 09/21/27 then ISDA5 + 2.888%	3,541,397	**(1)(2)
	Zions Bancorporation:
10,000	6.30% to 03/15/23 then 3ML + 4.24%, Series G	268,701	*
$10,000,000	7.20% to 09/15/23 then 3ML + 4.44%, Series J	11,050,000	*(1)
		451,837,462
Financial Services — 0.6%
$1,440,000	AerCap Global Aviation Trust, 6.50% to 06/15/25 then 3ML + 4.30%, 06/15/45, 144A****	1,569,600	(1)(2)
$1,500,000	E*TRADE Financial Corporation, 5.30% to 03/15/23 then 3ML + 3.16%, Series B	1,485,000	*
$1,420,000	General Motors Financial Company, 5.75% to 09/30/27 then 3ML + 3.598%, Series A	1,443,288	*
		4,497,888
Insurance — 20.5%
373,578	Allstate Corporation, 6.625%, Series E	9,877,664	*(1)
$350,000	American International Group: 8.175% to 05/15/38 then 3ML + 4.195%, 05/15/58	473,375
$280,000	AIG Life Holdings, Inc., 7.57% 12/01/45, 144A****	350,700
$497,000	AIG Life Holdings, Inc., 8.125% 03/15/46, 144A****	692,073
$680,000	Aon Corporation, 8.205% 01/01/27	878,900	(1)
	Arch Capital Group, Ltd.:
38,000	5.25%, Series E	893,000	**(2)
33,000	5.45%, Series F	798,270	**(2)
$6,550,000	AXA SA, 6.379% to 12/14/36 then 3ML + 2.256%, 144A****	7,630,750	**(1)(2)
306,000	Delphi Financial Group, 3ML + 3.19%, 5.0288%(3) 05/15/37	7,038,000	(1)
$754,000	Everest Reinsurance Holdings, 3ML + 2.385%, 4.2238%(3) 05/15/37	741,559	(1)
137,500	Hartford Financial Services Group, Inc., 7.875% to 04/15/22 then 3ML + 5.596%, 04/15/42	4,101,625	(1)
$20,983,000	Liberty Mutual Group, 7.80% 03/15/37, 144A****	26,123,835	(1)
	MetLife, Inc.:
$17,200,000	9.25% 04/08/38, 144A****	24,123,000	(1)
$3,759,000	10.75% 08/01/39	6,023,798	(1)

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 28, 2018 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
Insurance — (Continued)

	PartnerRe Ltd.:
77,450	5.875%, Series I	$1,985,043	**(1)(2)
37,556	6.50%, Series G	988,098	**(1)(2)
236,349	7.25%, Series H	6,530,323	**(1)(2)
	Prudential Financial, Inc.:
$2,727,000	5.625% to 06/15/23 then 3ML + 3.92%, 06/15/43	2,880,394	(1)
$5,848,000	5.875% to 09/15/22 then 3ML + 4.175%, 09/15/42	6,286,600	(1)
$13,160,000	QBE Insurance Group Ltd., 7.50% to 11/24/23 then SW10 + 6.03%, 11/24/43, 144A****	14,969,500	(1)(2)
$1,750,000	Unum Group: Provident Financing Trust I, 7.405% 03/15/38	1,995,000
	W.R. Berkley Corporation:
95,479	5.625% 04/30/53	2,454,765	(1)
211,928	5.75% 06/01/56	5,439,980	(1)
1,530	5.90% 03/01/56	39,229
	XL Group Limited:
$14,338,000	Catlin Insurance Company Ltd., 3ML + 2.975%, 4.7142%(3), 144A****	14,122,930	(1)(2)
$4,850,000	XL Capital Ltd., 3ML + 2.4575%, 4.1790%(3), Series E	4,637,813	(1)(2)
		152,076,224
Utilities — 4.7%
$2,545,000	Commonwealth Edison: COMED Financing III, 6.35% 03/15/33	2,723,150
454,000	Dominion Energy, Inc., 5.25% 07/30/76, Series A	11,054,945	(1)
47,000	DTE Energy Company, 5.375% 06/01/76, Series B	1,158,545	(1)
$6,830,000	Emera, Inc., 6.75% to 06/15/26 then 3ML + 5.44%, 06/15/76, Series 2016A	7,615,450	(1)(2)
19,016	Georgia Power Company, 5.00% 10/01/77, Series 2017A	464,276
121,452	Integrys Energy Group, Inc., 6.00% to 08/01/23 then 3ML + 3.22%, 08/01/73	3,248,841	(1)
$6,163,000	PPL Corp: PPL Capital Funding, Inc., 3ML + 2.665%, 4.3584%(3) 03/30/67, Series A	6,147,593	(1)
$2,131,000	Puget Sound Energy, Inc., 3ML + 2.53%, 4.5363%(3) 06/01/67, Series A	2,115,018	(1)
15,000	Southern California Edison: SCE Trust V, 5.45% to 03/15/26 then 3ML + 3.79%, Series K	392,346	*(1)
		34,920,164
Energy — 7.2%
$9,780,000	DCP Midstream LLC, 5.85% to 05/21/23 then 3ML + 3.85%, 05/21/43, 144A****	9,315,450	(1)
$3,500,000	DCP Midstream LP, 7.375% to 12/15/22 then 3ML + 5.148%, Series A	3,537,188	(1)
$3,500,000	Enbridge, Inc., 6.00% to 01/15/27 then 3ML + 3.89%, 01/15/77	3,552,500	(1)(2)
$19,804,000	Enbridge Energy Partners LP, 3ML + 3.7975%, 5.4917%(3) 10/01/37	19,853,510	(1)

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 28, 2018 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
Energy — (Continued)

	Enterprise Products Operating L.P.:
$3,750,000	3ML + 3.7075%, 5.4809%(3) 08/01/66, Series A	$3,735,938	(1)
$3,675,000	3ML + 2.68%, 7.034%(3), 01/15/68	3,693,375
$2,700,000	5.25% to 08/16/27 then 3ML + 3.033%, 08/16/77, Series E	2,612,250
94,595	Kinder Morgan, Inc., 9.75% 10/26/18, Series A	3,168,932	*
105,773	NuStar Logistics LP, 3ML + 6.734%, 8.4555%(3) 01/15/43	2,713,077
$1,500,000	Transcanada Pipelines, Ltd., 5.875% to 08/15/26 then 3ML + 4.64%, 08/15/76, Series 2016-A	1,616,250	(1)(2)
		53,798,470
Real Estate Investment Trust (REIT) — 0.1%
10,685	Annaly Capital Management, Inc., 6.95% to 09/30/22 then 3ML + 4.993%, Series F	264,133
541	National Retail Properties, Inc., 5.70%, Series E	13,269	(1)
	PS Business Parks, Inc.:
9,945	5.70%, Series V	246,537
4,886	5.75%, Series U	121,124
		645,063
Miscellaneous Industries — 2.1%
$1,400,000	BHP Billiton Limited: BHP Billiton Finance U.S.A., Ltd., 6.75% to 10/19/25 then SW5 + 5.093%, 10/19/75, 144A****	1,592,500	(1)(2)
	Land O’ Lakes, Inc.:
$725,000	7.25%, Series B, 144A****	810,188	*
$11,700,000	8.00%, Series A, 144A****	13,250,250	*(1)
		15,652,938
	Total Preferred Securities (Cost $670,635,603)	713,428,209

Corporate Debt Securities§ — 2.3%
Banking — 1.9%
451,000	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	11,666,919	(1)
89,000	Zions Bancorporation, 6.95% to 09/15/23 then 3ML + 3.89%, 09/15/28, Sub Notes	2,603,241	(1)
		14,270,160

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 28, 2018 (Unaudited)

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
Communication — 0.4%

	Qwest Corporation:
54,050	6.50% 09/01/56	$1,167,480
82,550	6.75% 06/15/57	1,867,281
1,298	7.00% 04/01/52	30,752
		3,065,513
	Total Corporate Debt Securities (Cost $16,691,278)	17,335,673

Common Stock — 1.2%
Energy — 1.2%
555,315	Kinder Morgan, Inc.	8,996,103	*
		8,996,103
	Total Common Stock (Cost $9,576,730)	8,996,103

Money Market Fund — 0.0%
71,820	BlackRock Liquidity Funds: T-Fund, Institutional Class	71,820
	Total Money Market Fund (Cost $71,820)	71,820

Total Investments (Cost $696,975,431***)	99.4%	739,831,805

Other Assets And Liabilities (Net)	0.6%	4,315,195

Total Managed Assets	100.0%‡	$744,147,000

Loan Principal Balance		(252,200,000)

Total Net Assets Available To Common Stock		$491,947,000

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 28, 2018 (Unaudited)

§Date shown is maturity date unless referencing the end of the fixed-rate period of a fixed-to-floating rate security.

*Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**Securities distributing Qualified Dividend Income only.

***Aggregate cost of securities held.

****Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At February 28, 2018, these securities amounted to $225,801,995 or 30.3% of total managed assets.

(1)All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $453,839,701 at February 28, 2018.

(2)Foreign Issuer.

(3)Represents the rate in effect as of the reporting date.

‡The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:

3ML — 3-Month ICE LIBOR USD A/360

ISDA5 — 5-year USD ICE Swap Semiannual 30/360

SW5 — 5-year USD Swap Semiannual 30/360

SW10 — 10-year USD Swap Semiannual 30/360

T10Y — Federal Reserve H.15 10-Yr Constant Maturity Treasury Semiannual yield

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from December 1, 2017 through February 28, 2018 (Unaudited)

Value
OPERATIONS:
Net investment income	$7,850,671
Net realized gain/(loss) on investments sold during the period	182,075
Change in net unrealized appreciation/(depreciation) of investments	(11,111,887)
Net decrease in net assets resulting from operations	(3,079,141)
DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(8,775,856)

Total Distributions to Common Stock Shareholders	(8,775,856)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	44,465
Net increase in net assets available to Common Stock resulting from Fund share transactions	44,465

NET DECREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE period	$(11,810,532)

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$503,757,532
Net decrease in net assets during the period	(11,810,532)
End of period	$491,947,000

(1)These tables summarize the three months ended February 28, 2018 and should be read in conjunction with the Fund’s audited financial statements, including notes to financial statements, in its Annual Report dated November 30, 2017.

(2)May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

Financial Highlights(1)

For the period from December 1, 2017 through February 28, 2018 (Unaudited)
For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$26.29
INVESTMENT OPERATIONS:
Net investment income	0.41
Net realized and unrealized gain/(loss) on investments	(0.57)
Total from investment operations	(0.16)
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.46)
Total distributions to Common Stock Shareholders	(0.46)
Net asset value, end of period	$25.67
Market value, end of period	$24.56
Common Stock shares outstanding, end of period	19,161,549
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	6.37	%*
Operating expenses including interest expense	2.22	%*
Operating expenses excluding interest expense	1.05	%*

SUPPLEMENTAL DATA:††
Portfolio turnover rate	1	%**
Total managed assets, end of period (in 000’s)	$744,147
Ratio of operating expenses including interest expense to average total managed assets	1.48	%*
Ratio of operating expenses excluding interest expense to average total managed assets	0.70	%*

(1)These tables summarize the three months ended February 28, 2018 and should be read in conjunction with the Fund’s audited financial statements, including notes to the financial statements, in its Annual Report dated November 30, 2017.

*Annualized.

**Not annualized.

†The net investment income ratio reflects income net of operating expenses, including interest expense.

††Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Financial Highlights (Continued) Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 29, 2017	$0.1550	$26.27	$26.67	$26.27
January 31, 2018	0.1550	26.01	24.31	24.55
February 28, 2018	0.1480	25.67	24.56	24.60

(1)Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited)

1.Aggregate Information for Federal Income Tax Purposes

At February 28, 2018, the aggregate cost of securities for federal income tax purposes was $705,374,687, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $47,196,546 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $12,739,428.

2.Additional Accounting Standards

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

●Level 1 – quoted prices in active markets for identical securities

●Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

A summary of the inputs used to value the Fund’s investments as of February 28, 2018 is as follows:

	Total Value at February 28, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$451,837,462	$381,139,640	$70,697,822	$—
Financial Services	4,497,888	2,928,288	1,569,600	—
Insurance	152,076,224	77,532,977	74,543,247	—
Utilities	34,920,164	26,833,155	8,087,009	—
Energy	53,798,470	24,629,510	29,168,960	—
Real Estate Investment Trust (REIT)	645,063	645,063	—	—
Miscellaneous Industries	15,652,938	1,592,500	14,060,438	—
Corporate Debt Securities
Banking	14,270,160	14,270,160	—	—
Communication	3,065,513	3,065,513	—	—
Common Stock
Energy	8,996,103	8,996,103	—	—
Money Market Fund	71,820	71,820	—	—
Total Investments	$ 739,831,805	$541,704,729	$198,127,076	$—

During the reporting period, securities with an aggregate market value of $17,142,265 were transferred into Level 2 from Level 1. The securities were transferred due to a decrease in the quantity and quality of information related to trading activity or broker quotes for these securities. During the period, there were no transfers into Level 1 from Level 2. During the reporting period, there were no transfers into or out of Level 3.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board of Directors and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Directors

R. Eric Chadwick, CFA
Chairman of the Board

Morgan Gust

David Gale

Karen H. Hogan

Officers

R. Eric Chadwick, CFA
Chief Executive Officer and
President

Chad C. Conwell
Chief Compliance Officer,
Vice President and Secretary

Bradford S. Stone
Chief Financial Officer,
Vice President and Treasurer

Roger W. Ko
Assistant Treasurer

Laurie C. Lodolo
Assistant Compliance Officer,
Assistant Treasurer and
Assistant Secretary

Linda M. Puchalski
Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated
e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC
1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Dynamic Preferred and Income Fund?

•If your shares are held in a Brokerage Account, contact your Broker.

•If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare
P.O. Box 30170
College Station, TX 77842-3170
1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly
Report

February 28, 2018

www.preferredincome.com